High-Bandwidth Connectivity Solutions

AboveNet, Inc.

Second Quarter 2010
Earnings Conference Call
August 6, 2010

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved.  Such statements are based on the current expectations and beliefs of the management of
AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements.  These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends, future opportunities, the Company's exposure to the financial services industry and strength of competition and pricing.  The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events.  The Company cautions you not to place undue reliance on these forward-
looking statements, which speak only as of their respective dates.  The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.  A more detailed discussion of factors that may affect the Company's business and future financial results is included in the Company’s
SEC filings, including, but not limited to, those described in “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form
10-K for the year ended December 31, 2009 and in the Company's  subsequently filed Quarterly Report(s)
on Form 10-Q.  We discuss certain non-GAAP financial measures in this presentation and provide the
GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliati on between the two.

Safe Harbor Statement

Q2 2010 Highlights

First $100 million revenue quarter

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It was a great quarter

Q2 2010 Highlights

Company continues to execute

Customer demand remains steady, signed a few large WDM deals

Net Revenue Attrition in line with business plan

Average MRR for new orders declined slightly

Customer deal provided catalyst to invest in previously inactive
Denver market.  Expect to have Denver operational by year end

Launched Core Wave services in select markets

Metro optical core networks based at key data centers

Continued evolution of delivery methodology and service choice

Significant progress toward implementation of growth
initiatives

Capital expenditures will increase during the second half of year

Growth Initiatives – New Markets

Expect to be operational in Paris, Frankfurt, and Amsterdam by year end

ROADM-based metro optical networks in London, Paris,
Frankfurt and Amsterdam

Scalable, next-generation European long haul network to connect the markets together

Ability to offer services into 32 data centers in Europe

Sales effort to begin in the fourth quarter

Connected Miami to our domestic long haul network

Toronto – expect regulatory ruling by end of the third quarter

Net Revenue Attrition

Net Revenue Attrition:  the reduction in monthly recurring revenue (MRR) for customers with net decreases in MRR in the quarter (as a result of terminations, price declines and other decreases, which are offset by any increases) divided by total revenue for the quarter (excluding contract termination revenue).

Includes Contract Termination Revenue of $0.8, $1.0, $0.6, respectively

Q2 2010 Highlights

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All periods adjusted for two-for-one stock split effective 09/03/09

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Q1 and Q2 ’10 include income tax provisions that are
substantially non-cash.

Cash Flow from Operating Activities and Capex

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Capital Expenditure Components

June 30, 2010 YTD

High-Bandwidth Connectivity Solutions

Financial Review

Q2 2010 Revenue –
Year-over-Year Comparison

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Domestic Metro and WAN revenue increased from 44% to 47% of total revenue between Q2 2009 and Q2 2010

Revenue from U.K. operations increased 20% in local currency, which was offset by a 4% impact due to weakening of the British Pound

Contract Termination Revenue was $0.8M in Q2 2009 vs. $0.6M in Q2 2010.
Adjusting for Contract Termination Revenue, increase was 15%

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Domestic Metro and WAN Services accounted for majority of revenue increase over Q1 2010

Revenue from U.K. operations increased 3% in local currency, which was offset by a 6% impact due to weakening of the British Pound

Contract Termination Revenue was $1.0M in Q1 2010 vs. $0.6M in Q2 2010

Q2 2010 Revenue –
Sequential Quarter Comparison

Q2 2010 Highlights

Costs of Revenue increased over Q2 2009 primarily a result of increased co-location and expenses associated with re-billable equipment sales to customers

Net Income and Diluted EPS for Q2 2009, Q1 2010 and Q2 2010 include income tax provisions of $0.2M, $9.6M and
$11.1M, respectively.  In Q1 and Q2 2010, these income tax provisions are substantially non-cash

* Diluted EPS adjusted for two-for-one stock split effective 09/03/09

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Future Scheduled Secured Credit

Facility Repayments (as of 6/30/10)

$53.6 million term loan outstanding

$27 million revolver ($26 million available)

2008       2009        2010

Cash/cash equivalents      $87.1    $165.3     $173.0

Debt (1)

$37.6      $58.6       $54.9

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(1)

Includes capital lease obligation and senior secured credit
facility

Financial Strength

Secured Credit Facility

Cash Flow

Balance Sheet

2010      2011     2012      2013

$ 3.9      $ 7.6     $ 9.4     $32.7

2008        2009       2010

CF from Operating Act.   $116.1     $157.2     $67.7

Capital Expenditures (2)  $117.2      $118.7    $57.5

CF from Financing Act.     $42.6       $38.9      ($2.2)

(2)

Per Consolidated Statements of Cash Flows

December 31,

December 31,

June 30,

June 30,

Business continues to perform well

Revenue guidance raised to $400M - $410M from $395M - $400M

Macroeconomic conditions remain uncertain; keeping Net Revenue
Attrition assumption at 1%

Revised revenue guidance includes Contract Termination Revenue for full year

FY 2010 Adjusted EBITDA Margin expectations:

Roughly in line, to slightly above, 2009 actual Adjusted EBITDA margin

2010 Capital Expenditures forecast of $150M to $160M unchanged

Growth initiatives contribute to increased second half capital spend

2010 Outlook

High-Bandwidth Connectivity Solutions

Thank You

High-Bandwidth Connectivity Solutions

Appendix

Adjusted EBITDA is defined as net income before provision for
(benefit from) income taxes, other income/expense, interest
income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on asset dispositions,
depreciation and amortization, and non-cash stock-based
compensation

Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

Revenue, Net of Contract Termination Revenue is defined as
Revenue minus Contract Termination Revenue

Revenue in Local Currency is defined as Revenue from U.K. and others in the respective functional currency.  This amount is multiplied by the period average exchange rate between such local functional currency and our functional currency, the U.S. dollar, to derive Revenue: UK and others ($)

Reconciliation of Non-GAAP
Financial Measures

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

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Reconciliation of Non-GAAP
Financial Measures (Cont’d)

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Reconciliation of Non-GAAP
Financial Measures (Cont’d)

(in millions)

Note:  The percentage changes are calculated based on the detailed amounts and may differ slightly from percentages calculated based on rounded amounts in the table above.

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

AboveNet’s management believes that adjusted or modified EBITDA and its related margin are measures of operating performance that are commonly reported and widely used by analysts, investors, and other interested parties in the telecommunications industry because they eliminate many differences in financial, capitalization, and tax structures, as well as certain non-cash and non-operating charges to earnings.  AboveNet’s management currently uses Adjusted EBITDA and Adjusted EBITDA Margin for these purposes.  AboveNet’s management believes that Adjusted EBITDA and Adjusted EBITDA Margin trends can be used as indicators of whether the Company’s operations are able to produce sufficient operating cash flow to fund working capital needs, service debt obligations and fund capital expenditures.

Adjusted EBITDA is also used by the Company for other purposes, including, management’s assessment of ongoing operations and as a measure for performance-based compensation.  However, the definition of adjusted EBITDA for other purposes may differ from the definition of Adjusted EBITDA used herein.  For example, for 2009 and 2010 the definition of adjusted EBITDA in the Company’s incentive cash bonus plan excludes certain customer termination fees.  Additionally, Adjusted EBITDA as used in this press release may not be calculated identically to similarly titled measures reported by other companies.

The Company also reviews revenue, net of contract termination revenue as well as revenue in local currency.
Revenue, net of contract termination revenue shows the change in the Company’s recurring revenue from period to period excluding the impact of non-recurring contract termination revenue.  Revenue in local currency shows the changes of foreign subsidiary revenue without the impact of currency fluctuations.  Management believes these non-GAAP metrics provide helpful insight into revenue trends.